                     SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                                   FORM 8-K

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


               Date of Report (Date of earliest event reported)
                                April 12, 2000


                  Farmer Mac Mortgage Securities Corporation
          --------------------------------------------------
            (Exact Name of Registrant as Specified in its Charter)



               Delaware                     333-80805             52-1779791
      ---------------------------         -----------            ------------
      (State or Other Jurisdiction        (Commission         (I.R.S. Employer
            of Incorporation)             File Number)       Identification No.)


           919 18th Street, N.W.                                   20006
             Washington, DC                                     ------------
        ------------------------                                 (Zip Code)
          (Address of Principal
            Executive Offices)

      Registrant's telephone number, including area code (202) 872-7700

                                    No Change
         (Former Name or Former Address, if Changed Since Last Report)

      Item 5.  Other Events

      Attached as Exhibits 99.3 to this Current Report are certain materials (the "Preliminary Term Sheet") furnished to the Registrant by Greenwich Capital Markets, Inc. (the "Underwriter") in respect of Farmer Mac II Trust 2000-A Guaranteed Agricultural Mortgage-Backed Securities, Series 4/28/00 (the "Certificates"). The Certificates are being offered pursuant to a Prospectus Supplement, to be dated April 28, 2000, and a Prospectus, dated March 29, 2000 (the Prospectus Supplement and the Prospectus are collectively referred to herein as the "Prospectus") to be filed with the Commission pursuant to Rule
424(b) under the Securities Act of 1933, as amended (the "Act"). The Certificates have been registered pursuant to the Act under a Registration Statement on Form S-3 (Commission File No. 333-80805) (the "Registration Statement").

      The Preliminary Term Sheet was prepared solely by the Underwriter, and the Registrant did not prepare or participate in the preparation of the Preliminary Terms Sheets.

      Any statements or information contained in the Preliminary Terms Sheets shall be deemed to be modified or superseded for purposes of the Prospectus and the Registration Statement by statements or information contained in the Prospectus.

    Item 7.  Financial Statements; Pro Forma Financial Information and Exhibits
             ------------------------------------------------------------------

      (a)   Not applicable.

      (b)   Not applicable.

      (c)   Exhibits:

                  99.3  Preliminary Terms Sheet, Prepared April 12, 2000
 .

                                  SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    FARMER MAC MORTGAGE SECURITIES
                                    CORPORATION



                                    By: /s/ Nancy E. Corsiglia
                                       --------------------------
                                       Name: Nancy E. Corsiglia
                                       Title:   Vice President




Dated:  April 28, 2000

                                  EXHIBIT INDEX


Exhibit No.                   Description                           Page No.
-----------                   -----------                           --------

99.3                          Preliminary Terms Sheet, Prepared April 12, 2000

                                                                  EXHIBIT 99.3

                      Preliminary Terms Sheet Prepared April 12, 2000

DRAFT

See Disclaimer on Page 1 of this Preliminary Term Sheet
1
     This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the Issuer of the securities or any of its affiliates. GreenwichCapital Markets, Inc. is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction.

     This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a fullanalysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in anyprior information term sheet for this transaction. In addition, the information contained herein is superseded by information contained in term sheetscirculated after the date hereof and is qualified in its entirety by information contained in the Prospectus and Prospectus Supplement for this transaction. Anoffering may be made only through the delivery of the Prospectus and Prospectus Supplement.


PRELIMINARY TERM SHEET
Prepared: April 12, 2000
FARMER MAC II TRUST 2000-A
$____________ (approximate) Class A Certificates
Farmer Mac, Guarantor and Trustee

        =====================================================================
                                                     WAL      Payment Window
        Class                 Principal    Coupon   (Yrs)     (Mo) Call/Mat
                              ----------            ------    -------------
                              Amount (1)             (3)
        Class A
        Certificates              $          (2)      _.__     _____/_____

        =====================================================================

(1)   Approximate.  Subject to final collateral and Guarantor approval.

(2) Interest on the Class A Certificates will be distributed as described in "Pass-Through Rate" herein. Based on the assumptions described in "Pass-Through Rate" herein, the Pass-Through Rate for the initial Distribution Date is expected to be [8.84]%.

(3) The Class A Certificates are subject to an Optional Redemption to occur as described in "Optional Redemption" herein.

              See Disclaimer on Page 1 of this Preliminary Term Sheet

DRAFT

Underwriter:      Greenwich Capital Markets, Inc.

Depositor:        Farmer Mac Mortgage Securities Corporation ("FMMSC").

Issuer/Trustee: Federal Agricultural Mortgage Corporation ("Farmer Mac").

Guarantor: Farmer Mac.

The Certificates:     The  Issuer  will  issue  the  Class A  Certificates  (the
       "Certificates"). The Certificates will represent interests in the guaranteed portions of a pool of loans ("Guaranteed Portions") originated under the B&I and FSA loan programs of the USDA (each as defined herein).

Loans:        The  loans  were  originated under the United States Department of
       Agriculture("USDA") Business and Industry ("B&I") and Farm Service Agency ("FSA") loan programs (the "Loans").

       B&I Loans typically range in size from $1,000,000 to $10,000,000 and FSA Loans can be no larger than $700,000. A portion of each B&I Loan carries a full faith and credit guarantee of principal and interest from the U.S. Government typically ranging from 70% to 90% of the Loan amount, depending on size. FSA Loans are typically guaranteed for 90% of principal, however, under certain conditions (as described below), FSA
       Loans are guaranteed for up to 95% of principal. The guaranteed percentage is determined by FSA based on the risk involved in the Loan. The originator of each Loan retains the non-guaranteed portion of such Loan and acts as servicer for the life of the Loan. The Loans generally provide regular scheduled payments (usually monthly or annually) of principal and interest. Interest rates are fixed or variable predominantly Prime based), determined between the lender and borrower and subject to USDA review and approval.

       As stated above, FSA Loans are typically guaranteed for 90% of principal. The lender may receive a 95% guarantee when (i) the purpose of the Loan is to refinance direct FSA farm credit program debt (if only a portion of the Loan is for this purpose, a weighted average percentage of guarantee will be used) or (ii) the Loan is made to a beginning farmer to participate in certain farmer programs.

       If the Loan is delinquent for 60 or more days, the holder of the Loan may notify the lender to repurchase the Loan. Within 30 days of demand by the holder, the lender has the option to repurchase the Guaranteed Portion of the Loan for an amount equal to the unpaid guaranteed principal portion and accrued interest (net of servicing fee). If the lender does not repurchase the Loan the holder may make a demand to the USDA to repurchase the Loan. Within 30 days after demand to the USDA from the holder of the Loan, the USDA, pursuant to the USDA guarantee, will purchase from the holder 100% of the unpaid principal balance of the guaranteed portion of the Loan together with 100% accrued interest to the date of repurchase (net of servicing fee). However, such accrued interest will only accrue to the extent the date of repurchase does not extend beyond 90 days from the date of the original demand letter from the holder to the lender.

         See Disclaimer on Page 1 of this Preliminary Term Sheet

       All of the Loans accrue interest in accordance with the simple interest accrual method and have various payment cycles and payment due dates.

       For more information on the Loans, see attached collateral term sheet (Attachment --).

Servicers:   Each  Loan  will  be  serviced by  the  financial  institution that originated such Loans. As of the Cut-off Date, there are 31 institutions servicing the Loans in the Trust.

Master Servicer: Farmer Mac will  act  as  Master  Servicer  of  the  Guaranteed
       Portions.

--------------------------------------------------------------------------------
DRAFT
FederalTax Status:  In the opinion of tax counsel to the Issuer,  the trust will be classified for federal income tax purposes as a grantor trust and not as an association or publicly traded partnership taxable as a corporation. Certificateholders will be required to report their respective allocable shares of income earned on Trust assets and, subject to certain limitations applicable to natural persons, estates and trusts, may deduct their respective allocable shares of reasonable servicing and other expenses of the Trust. See "Material Federal Income Tax Consequences" in the Prospectus Supplement.

Registration: The Certificates will be registered in book-entry form through the Federal Reserve Bank ("FedBook Entry").

Settlement Date: On or about April [28], 2000. The Certificates will settle on the Settlement Date [with accrued interest from the Cut-off Date to, but not including, the Closing Date ([27] days)].

Cut-off Date: The close of business on March 31, 2000.

Distribution Date: The 15 th day of each month or, if any such day is not a business day, then the next succeeding business day, commencing on June 15, 2000.

AccrualPeriod: The interest accrual period with respect to the Certificates for a given Distribution Date will be the second calendar month prior to the month of such Distribution Date. [Interest will accrue on a basis equal to the interest accrual basis of the Guaranteed Portion.]

Legal Final Distribution Date: _______________.

Credit Enhancement:  Credit  enhancement  is  provided  by  the  Guarantor  (the
      "Guarantee").

       Under the Guarantee, the Guarantor unconditionally and irrevocably guarantees to the Trustee for the benefit of each Certificateholder the full and complete payment of (i) Net Interest Funds (as defined herein) and (ii) ultimate principal (including any principal payments with respect to balloon payments, if any, allocable to the Guaranteed Portions). The Guarantor's obligations are not backed by the full faith and credit of the United States.

        See Disclaimer on Page 1 of this Preliminary Term Sheet

ERISA Eligibility: The Certificates are expected to be ERISA eligible, subject to certain conditions specified in the Prospectus Supplement.

Legal Investment:   The  Certificates  will  not  constitute  "mortgage  related securities" for purposes of SMMEA.

Optional Redemption: On or after the Distribution Date on which the aggregate principal balance of the Guaranteed Portions is less than 1.00% of the aggregate principal balance of the Guaranteed Portions as of the Cut-off Date, the Guarantor may redeem the Certificates, in whole but not in part, by tendering to the Trustee the purchase price therefor, equal to 100% of the unpaid principal balance of the Guaranteed Portions, plus accrued and unpaid Interest Funds.

Prepayment Penalties: B&I Loans are typically subject to prepayment penalties starting at 5% of the original Loan principal amount during the first year of the Loan and stepping down 1% for the next 4 years ("5/4/3/2/1"). Although the pro rata portion of the prepayment penalties on the Guaranteed Portions will be sold to the trust, the prepayment penalties are not covered by the Guarantee or the USDA guarantee.

       For more information on the prepayment penalties with respect to each Guaranteed Portion, see Attachment __.

--------------------------------------------------------------------------------

DRAFT
Collection Period:For any Distribution Date, the second calendar month preceding the month of such Distribution Date.

Advances: With  respect  to  any  Collection Period, the Guarantor will make the following advances:
      (i) For any Guaranteed Portion with respect to which a scheduled payment is received in such Collection Period, but the due date therefor is in a Collection Period subsequent to such Collection Period, interest at the Loan rate (net of all servicing fees) on the principal balance of the Guaranteed Portion as reduced by application of such payment (on the "Simple Interest" method) for the number of days from the date of receipt through the last day of the calendar month of receipt (an "Early Payment Advance");
      (ii) For any Guaranteed Portion that has a due date in such Collection Period and for which a payment is received in such Collection Period, interest at the Loan rate (net of all servicing fees) on the principal balance of the Guaranteed Portion as reduced by application of suchpayment (on the simple interest accrual method) for the number of days from the date of receipt of such payment through the last day of the calendar month of receipt (a "Timing Advance");
      (iii) For any Guaranteed Portion that has a due date in such Collection Period and for which a payment is not received during such Collection Period, and for which an Early Payment Advance was not made, interest at the Loan rate (net of all servicing fees) on the principal balance of the Guaranteed Portion for the number of days between the date of the most recent payment or Advance was made with respect to the Loan and the last day of the calendar month of such date (a "Delinquency Advance").

       Early Payment Advances, Timing Advances and Delinquency Advances (collectively "Advances") will be reimbursable to the Guarantor out of subsequent collections or recoveries with respect to the Guaranteed Portions as to which such Advances were made.

              See Disclaimer on Page 1 of this Preliminary Term Sheet

     Except for Early Payment Advances, no Advances, will be made for any Guaranteed Portion that does not have a due date in the Collection Period related to the applicable Distribution Date.

Priority of Payments:On each Distribution Date, the amounts listed below will be distributed in the following order of priority:
      (i) to the Certificateholders, the Net Interest Funds and unpaid interest;
      (ii) to the  Certificateholders,  the Principal  Distribution  Amount; and
      (iii) to the Certificateholders, the amount of all prepayment penalties actually received by the Trustee, if any.

Interest Funds: For any related Collection Period, the sum of:
      (i) interest received from borrowers during such Collection Period (and in the case of the first Collection Period, the amounts accrued from and received after the Cut-off Date);
      (ii) the interest portion of recoveries received from the USDA during such Collection Period; and
      (iii) Advances relating to such Collection Period.

Net Interest Funds:For any Collection Period, Interest Funds for such Collection
      Period, minus:
      (i) the servicing fees,  payable with respect to such  Collection  Period;
      (ii) the Guarantee Fee,  payable with respect to such  Collection  Period;
      (iii) the Administration Fee, payable with respect to such Collection Period; and (iv) reimbursements for Advances payable with respect to such Collection Period.

Principal Distribution Amount:  With  respect  to  any  Collection  Period,  all payments of principal received (including any balloon payments and any principal prepayments received), plus, with respect to the final Collection Period, any amounts of ultimate principal paid by the Guarantor (as described in "Credit Enhancement" herein).

Pass-Through Rate: For any Distribution Date the Pass-Through Rate is a variable rate which will be derived for each Collection Period to equal the product of (x) 1/12 and (y) the percentage equivalent of a fraction, the numerator of which is the Net Interest Funds for the related Collection Period and the denominator of which is the Class A Certificate Principal Balance immediately prior to such Distribution Date.

Guarantee Fee: The Guarantee Fee is 0.25% per annum.

Administration Fee: The Administration Fee is 0.14% per annum. The Guarantee Fee and Administration Fee will be calculated for each Guaranteed Portion, accrue for the actual number of days used to calculate interest payable by the borrower at the applicable fee rate on the outstanding principal balance of the Guaranteed Portion from time to time. Such Fees will be payable in each Collection Period during which a scheduled payment for the applicable Guaranteed Portion is received.

                   See Disclaimer on Page 1 of this Preliminary Term Sheet